EXHIBIT 10.2

                           AGREEMENT OF REORGANIZATION



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                            REORGANIZATION AGREEMENT

         This Reorganization Agreement (this "Agreement"), entered into this 15th day of December, 1998, by and between Saker One Corporation, a corporation organized under the laws of the State of Utah (hereinafter the "Parent"), Triad Compressor, Inc., a corporation organized under the laws of the State of Nevada (the "Subsidiary") and a wholly-owned subsidiary of Parent, Robert Kropf ("Kropf") and Triad Compressor, Inc., a Texas corporation (hereinafter the "Company").

                                   WITNESSETH:
                                   ----------

         WHEREAS, Parent, Subsidiary and the Company desire to enter into a plan of reorganization wherein the Company merges with the Subsidiary in exchange for common stock of the Parent;

         NOW, THEREFORE, in consideration of the mutual terms and covenants set forth herein, Parent, the Subsidiary and the Company approve and adopt this Reorganization Agreement and mutually covenant and agree with each other as follows:

                                    ARTICLE I

                                     MERGER

1.01 Merger At Closing ("Closing" or the "Effective Date") the Company shall merge (the "Merger") into the Subsidiary pursuant to a Plan of Merger in the form of Exhibit A hereto. The Subsidiary shall be the surviving corporation and shall survive the Merger herein contemplated and shall be governed by the laws of Utah, and the separate corporate existence of the Company shall cease on the Effective Date. As a result of the Merger, the shareholders of the Company (the "Shareholders") shall be entitled to receive shares of the Parent, (the "Merger Shares") which issuance shall total in the aggregate 11,549,105 shares and comprise 83.8% of the issued and outstanding capital stock of Parent after giving effect to the Merger.

1.02  TAX-FREE   REORGANIZATION.   The  parties  intend  that  this  transaction
constitute a "tax free" reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of the United States.

1.03 TRANSFER SHARES. Certain shareholders of Parent (the "Transferring Shareholders") shall execute and deliver a Stock Transfer Agreement in form and substance satisfactory to the Company (the "Stock Transfer Agreement") pursuant to which Transferring Shareholders shall at closing transfer to the Shareholders an aggregate of 1,543,527 shares of common stock, par value $.01 per share, of Parent (the "Transfer Shares") comprising 11.2% of the issued and outstanding capital stock of Parent after giving effect to the Merger.


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                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

2.01     ORGANIZATION AND AUTHORITY.
         --------------------------

         (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location. The Company is presently qualified to do business in the State of Texas.

         (b) The outstanding shares of the Company are legally and validly issued, fully paid and non-assessable.

         (c) The Company does not own five percent (5%) or more of the outstanding stock of any corporation other than Fuge Systems, Inc.

         (d) The minute book of the Company will be made available to Parent prior to the Effective Date and will contain complete and accurate records of all meetings and other corporate actions of the shareholders and the Board of Directors (and any committee thereof) of the Company.

         (e) The Disclosure Statement will be amended as of the Effective Date to contain a list of the officers, directors and shareholders of the Company and copies of the articles of incorporation and by-laws currently in effect of the Company.

         (f) The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not, subject to the approval and adoption by the Shareholders of the Company, violate any provision of the articles of incorporation or bylaws of the Company, or any provisions thereof or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which the Company is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject.

         (g) The authorized capital stock of the Company will be 15,000,000 shares of common stock, .01 par value as of the Effective Date, of which 13,788,297 shares of such stock will be issued and outstanding at the time of Closing.

2.02     FINANCIALS.
         ----------

         (a) Financial statements (hereafter "financial statements") of the Company for the years 1996 and 1997, will be delivered by the Company to the Parent prior to the Effective Date. Said financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition of the Company as of its date and for the periods covered.

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         (b) All  accounts  receivable,  if any,  (net of reserves  for doubtful accounts) of the Company shown on the books of account on the statement date and as incurred in the normal course of business since that date, are collectible in the normal course of business.

         (c) The Company has good and marketable title to all of its assets, business and properties including, without limitation, all such properties reflected in the balance sheet as of the statement date except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown on said balance sheet as of the statement date and, in the case of real properties except for rights-of-way and easements which do not adversely affect the use of such property.

         (d) All currently used property and assets of the Company, or in which it has an interest, or which it has in possession, are in good operating condition and repair subject only to ordinary wear and tear.

2.03 CHANGES SINCE THE STATEMENT DATE. Since the financial statement date, except as disclosed in the Disclosure Statement, there will not have been any material negative change in the financial position or assets of the Company.

2.04 LIABILITIES. To the best of the knowledge of management, there are no material liabilities of the Company, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of the Company, its agents or servants occurring prior to the statement date, which are not disclosed by or reflected in said financial statements, except as disclosed in the Disclosure Statement. There are no such liabilities of the Company which have arisen or relate to any transaction of the Company, its agents or servants, occurring since the statement date, other than normal liabilities incurred in the normal conduct of the business of the Company, and none of which have a material adverse effect on the business or financial condition of the Company, except as disclosed in the Disclosure Statement. As of the date hereof, there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the normal course of business of the Company, except as disclosed in the Disclosure Statement.

2.05 TAXES. All federal, foreign, county and local income, ad valorem, excise, profits, franchise, occupation, property, sales, use gross receipts and other taxes (including any interest or penalties relating thereto) and assessments which are due and payable have been duly reported, fully paid and discharged as reported by the Company, and there are no unpaid taxes which are, or could become a lien on the properties and assets of the Company, except as provided for in the financial statements of their date, or have been incurred in the normal course of business of the Company since that date. All tax returns of any kind required to be filed have been filed and the taxes paid or accrued.

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2.06 ACCURACY OF ALL STATEMENTS MADE BY COMPANY.  No  representation or warranty by the Company in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished pursuant to this Agreement, nor any document or certificate delivered to Parent pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

2.07 LIMITATION OF SUBSEQUENT CORPORATE ACTIONS. It is expressly understood and agreed that the Parent, and its affiliates, will take all steps necessary to insure that for a period of eighteen months there shall be no reverse split and the assets transferred in shall remain in place as part of the business operations.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF PARENT

         Parent and Kropf jointly and severally represent and warrant as follows:

3.01     ORGANIZATION AND AUTHORITY.
         --------------------------

         (a) The Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah, with full power and authority to enter into and perform the transactions contemplated by this Agreement, and with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location. The Parent is presently qualified to do business in Utah.

         (b) The Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with full power and authority to enter into and perform the transactions contemplated by this Agreement, and with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location. The Subsidiary is presently qualified to do business in Nevada.

         (c) Each of the Parent and the Subsidiary has the corporate power and corporate authority to enter into and perform this Agreement and the Plan of Merger. This Agreement and the Plan of Merger have been duly authorized by all necessary corporate action on the part of the Parent and the Subsidiary and have be&n duly executed and delivered by the Parent and the Subsidiary.

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         (d)  The  Parent  does  not  own  five  percent  (5%)  or  more  of the outstanding stock of any corporation other than the Subsidiary.

         (e) The minute books of the Parent and the Subsidiary made available to the Company and Shareholders contains complete and accurate records of all meetings and other corporate actions of the shareholders and the Board of Directors (and any committee thereof) of the Parent and the Subsidiary.

         (f) The Disclosure Statement contains a list of the officers, directors and shareholders of the Parent and the Subsidiary and copies of the articles of incorporation and by- laws currently in effect of the Parent and the Subsidiary.

         (g) The execution and delivery of this Agreement and the Plan of Merger and the performance by the Parent and the Subsidiary of their respective terms do not and will not conflict with or result in a violation of (a) the Articles of Incorporation or bylaws of the Parent or the Subsidiary; (b) any order, writ, judgment or decree to which the Parent or the Subsidiary is subject (c) any agreement under which the Parent or the Subsidiary has borrowed money or any other agreement to which the Parent or the Subsidiary is a party or (d) any law, rule, regulation or ordinance applicable to the Parent or the Subsidiary.

         (h) The Parent's authorized capital stock consists of 2,000,000 shares of preferred stock, none of which are issued and outstanding and 15,000,000 shares of common stock, $01 par value, of which 9,979,000 shares were issued and outstanding immediately prior to the Effective Date and 13,788,297 shares are currently issued and outstanding after giving effect to the Merger. The outstanding shares (including the Merger Shares) have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding or authorized subscriptions, options, warrants, calls, rights (including any preemptive rights), commitments or other agreements of any character whatsoever which obligate or may obligate the Parent to issue or sell any additional shares of its capital stock or any securities convertible into or evidencing the right to subscribe for any shares of its capital stock or securities convertible into or exchangeable for such shares. There are not outstanding contractual obligations of the Parent to repurchase, redeem or otherwise acquire any outstanding shares of capital stock of or other ownership interest in, the Parent or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other entity. There are no outstanding agreements or obligations of any character obligating the Parent to register any shares of its capital stock under the Securities Act of 1933, as amended. At the Closing after giving effect to the Merger, the Shareholders shall collectively hold 95% of the issued and outstanding capital stock of Parent.

         (i) The Parent is the owner of all of the outstanding shares of capital stock of the Subsidiary. The Subsidiary's authorized capital stock consists of 1000 shares of common stock, par value $01 per share, of which 1000 shares are currently issued and outstanding. The outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding or authorized subscriptions, options, warrants, calls, rights
(including  any  preemptive  rights),  commitments  or other  agreements  of any


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character  whatsoever  which obligate or may obligate the Subsidiary to issue or sell any additional shares of its capital stock or any securities convertible into or evidencing the right to subscribe for any shares of its capital stock or securities convertible into or exchangeable for such shares. There are no outstanding contractual obligations of the Company or the Subsidiary to repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interest in, the Subsidiary or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other entity.

         (j) Parent represents that at the time of the Closing neither Parent nor the Subsidiary will have any assets or liabilities other than that which is reflected in its audited financial statements.

         (k) Parent represents that at the time of the Closing it has taken all necessary steps to comply with all applicable state and federal securities laws and regulations and that, to the knowledge of the Parent, at the time of closing, there is no litigation, arbitration, governmental or other proceeding (formal or informal), claim or investigation pending or threatened, with respect to the Parent's compliance with any and all applicable securities laws and regulations.

3.02 PERFORMANCE OF THIS AGREEMENT. The execution and performance of this Agreement and the issuance of the Merger Shares contemplated hereby, has been duly authorized by the board of directors of Parent and the Subsidiary and this Agreement constitutes a valid and binding obligation of Parent and the subsidiary enforceable in accordance with its terms.

3.03     FINANCIALS.
         ----------

         (a) True copies of the financial statements of the Parent as of December 31, 1997 have been completed and delivered by the Parent to the Company. These statements have been examined and certified by certified public accountants. Said financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition and earnings of the Parent for the periods covered, in accordance with generally accepted accounting principles applied on a consistent basis.

         (b) All accounts receivable, if any, (net of reserves for doubtful accounts) of the Parent shown on financial statement, and as incurred in the normal course of business since that date, are collectible in the normal course of business.

         (c) The Parent has good and marketable title to all of its assets, business and properties including, without limitation, all such properties reflected in the aforementioned balance sheet, except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown on said balance sheet, and, in the case of real properties, except for rights-of-way and easements which do not adversely affect the use of such property.

3.04 CHANGES SINCE AUDIT DATE. Since the date of the financial statements, except as disclosed on the Disclosure Schedule, there has not been any material change in the financial position or assets of the Parent.

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3.05 ACCURACY OF ALL STATEMENTS MADE BY PARENT. No representation or warranty by the Parent in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by the Parent pursuant to this Agreement, nor any document or certificate delivered to the Company or the
Shareholders   pursuant  to  this  Agreement  or  in  connection   with  actions
contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

3.06 LEGALITY OF SHARES TO BE ISSUED. The Merger Shares to be issued by Parent pursuant to this Agreement, when so issued, will have been duly and validly authorized and issued by Parent and will be fully paid and non-assessable. At the Closing, the Shareholders will acquire good and marketable title to the Merger Shares and the Transfer Shares, free and clear of any and all encumbrances.

3.07 NO COVENANT AS TO TAX CONSEQUENCES. It is expressly understood and agreed that neither Parent nor its officers or agents has made any warranty or agreement, expressed or implied, as to the tax consequences of the transactions contemplated by this Agreement or the tax consequences of any action pursuant to or growing out of this Agreement.

                                   ARTICLE IV

                            COVENANTS OF THE COMPANY

4.01 ACCESS TO INFORMATION. Parent and its authorized representatives shall have full access during normal business hours to all properties, books, records, contracts and documents of the Company, and the Company shall furnish or cause to be furnished to Parent and its authorized representative all information with respect to its affairs and business of the Company as Parent may reasonably request.

4.02 ACTIONS PRIOR TO CLOSING. From and after the date of this Agreement and until the Closing Date, the Company shall not materially alter its business.

                                    ARTICLE V

                  CONDITIONS PRECEDENT TO PARENT'S OBLIGATIONS

         Each and every obligation of Parent to be performed on the Closing Date shall be subject to the satisfaction of the Parent of the following conditions:

5.01 TRUTH OF REPRESENTATIONS AND WARRANTIES, The representations and warranties made by the Company in this Agreement or given on its behalf hereunder shall be substantially accurate in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date.

5.02 COMPLIANCE WITH COVENANTS. The Company shall have performed and complied with all obligations under this Agreement which are to be performed or complied with by the Company prior to or on the Closing Date, including the delivery of the closing documents specified hereafter.

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5.03 ABSENCE OF SUIT.  No action,  suit or  proceedings  before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced, against the Shareholders, the Company or any of the affiliates, associates, officers or directors of any of them, seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

5.04 RECEIPT OF APPROVALS. ETC. All approvals, consents and/or waivers that are necessary to effect the transactions contemplated hereby shall have been received.

5.05 NO MATERIAL ADVERSE CHANGE. As of the Closing Date there shall not have occurred any material adverse change which materially impairs the ability of the Company to conduct its business on the same basis as in the past.

5.06 ACCURACY OF FINANCIAL STATEMENT. Parent and its representatives shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Company furnished to Parent herewith.

5.07 PROCEEDINGS AND INSTRUMENTS SATISFACTORY: CERTIFICATES. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as Parent may request shall have been delivered to Parent. The Company and the Shareholders shall have delivered certificates in such detail as Parent may request as to compliance with the conditions set forth in this
Article 5.

                                   ARTICLE VI

                       CONDITIONS PRECEDENT TO OBLIGATIONS
                                 OF THE COMPANY

         Each and every obligation of the Company to be performed on the Closing Date shall be subject to the satisfaction prior thereto of the following conditions:

6.01 TRUTH OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Parent contained in this Agreement shall be true at and as of the Closing Date as though such representations and warranties were made at and as of the transfer date.

6.02 PARENT'S COMPLIANCE WITH COVENANTS. Parent shall have performed and complied with its obligations under this Agreement which are to be performed or complied with by it prior to or on the Closing Date.

6.03 ABSENCE OF SUIT. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced against Parent, or any of the affiliates, associates, officers or directors of the Parent seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

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6.04 RECEIPT OF APPROVALS. ETC. All approvals,  consents and/or waivers that are necessary to effect the transactions contemplated hereby shall have been received.

6.05 NO MATERIAL ADVERSE CHANGE. As of the closing date there shall not have occurred any material adverse change which materially impairs the ability of the Parent to conduct its business or the earning power thereof on the same basis as in the past.

6.06 ACCURACY OF FINANCIAL STATEMENTS. The Company shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Parent furnished to the Company herewith.

6.07 PROCEEDINGS AND INSTRUMENTS SATISFACTORY: CERTIFICATES. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as the Company may request shall have been delivered to the Company. The Parent shall have delivered certificates in such detail as the Shareholders may request as to compliance with the conditions set forth in this
Article 6.

6.08 DISSENTER RIGHTS. None of the Shareholders shall have exercised dissenters rights with respect to the Merger and all Shareholders shall have executed a written consent approving the Merger.

6.09 STOCK TRANSFER AGREEMENT. Certain shareholders of Parent shall have entered into a Stock Transfer Agreement in form and substance satisfactory to the Company pursuant to which such shareholders shall transfer to each Shareholder of the Company the number of freely tradeable shares of the common stock of Parent.

6.10 OPINION OF PARENT'S COUNSEL. The Company and the Shareholders shall have received an opinion of counsel to Parent.


                                  ARTICLE VII

                                 INDEMNIFICATION

         The Company shall indemnify Parent for any loss, cost, expense or other damage suffered by Parent resulting from, arising out of or incurred with respect to the falsity or the breach of any representation, warranty or covenant made by the Company herein. Parent and Kropf shall jointly and severally indemnify and hold the Company and the Shareholders harmless from and against any loss, cost, expense or other damage (including, without limitation, attorneys' fees and expenses) resulting from, arising out of, or incurred with respect to, or alleged to result from, arise out of or have been incurred with respect to, the falsity or the breach of any representation, covenant, warranty or agreement made by Parent or Kropf herein.

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                                  ARTICLE VIII

                             SECURITY ACT PROVISIONS

8.01 RESTRICTIONS ON DISPOSITION OF SHARES. Shareholders of the Company must covenant and warrant that the Merger Shares received are acquired for their own accounts and not with the present view towards the distribution thereof and will not dispose of such Merger Shares except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) in any other transaction which, in the opinion of counsel, acceptable to Parent, is exempt from registration under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. In order to effectuate the covenants of this sub-section, an appropriate endorsement will be placed upon each of the certificates evidencing the Merger Shares at the time of distribution of such Merger Shares pursuant to this Agreement, and stop transfer instructions shall be placed with the transfer agent for the securities.

8.02 NOTICE OF LIMITATION UPON DISPOSITION. Each Shareholder is aware that the Merger Shares distributed pursuant to this Agreement will not have been registered pursuant to the Securities Act of 1933, as amended; and, therefore, under current interpretations and applicable rules, the Shareholder will probably have to retain such Merger Shares for a period of at least one year and at the expiration of such one year period sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the Securities and Exchange Commission and such disposition may be available only if the Parent is current in its filings with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or other public disclosure requirements, and the other limitations imposed thereby on the disposition of the Merger Shares of the Parent. Additionally, "affiliates" owning shares will be subject to additional restrictions limiting sales. Parent represents that the Transfer Shares to be transferred to the Shareholders pursuant to the Stock Transfer Agreement shall be freely tradeable by the Shareholders.

8.03 LIMITED PUBLIC MARKET FOR COMMON SHARES. Each Shareholder acknowledges that the Merger Shares being issued pursuant to this Agreement currently have a limited public market in which the shares may be liquidated and there is no assurance that such pubic market will grow or develop.

                                   ARTICLE IX

                                     CLOSING

9.01 TIME. The Effective Date of closing of this transaction (the "Closing") shall be the one which Articles of Merger are filed with the Secretary of State of Texas and Nevada but not later than December 31, 1998 unless extended by Parent and the Company. Such date is referred to in this Agreement as the "Closing Date."

9.02 DOCUMENTS TO BE DELIVERED BY SHAREHOLDERS. At the Closing, Shareholders shall deliver to Parent the following documents:

         (a) Certificates or assignments for all shares of stock of the Company in the manner and form required by the Plan of Merger.

         (b) A certificate signed by the President or other executive officer or director of the Company that the representations and warranties made by the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on or given on and as of the Closing Date and that Shareholders have performed and complied with all of their obligations under this Agreement which are to be performed or complied with by or prior to or on the Closing Date.

         (c) A copy of the by-laws of the Company certified by its secretary or assistant secretary and a copy of the certificate of incorporation of the Company.

         (d) Certificates or letters from Shareholders evidencing the taking of the shares in accordance with the provisions of this Agreement and their understanding of the restrictions thereunder.

          (e) Such other documents of transfer, certificates of authority and other documents as Parent may reasonably request.

          (f) A certified copy of the duly adopted resolutions of the board of directors of the Company authorizing or ratifying the execution and performance of this Agreement and authorizing or ratifying the acts of its officers and employees in carrying out the terms and provisions thereof

9.03 DOCUMENTS TO BE DELIVERED BY PARENT. At the Closing, Parent shall deliver to Shareholders the following documents:

         (a) Certificates issued to each Shareholder for the number of shares of Merger Shares issuable to such Shareholder as determined pursuant to Article I hereof and the Plan of Merger

          (b) A certified copy of the duly adopted resolutions of the board of directors of Parent authorizing or ratifying the execution and performance of this Agreement and authorizing or ratifying the acts of its officers and employees in carrying out the terms and provisions thereof

          (c) A certificate signed by the President of the Parent that the representations and warranties made by the Parent in this Agreement are true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on or given on and as of the Closing Date and that the Parent has performed and complied with all of their obligations under this Agreement which are to be performed or complied with by or prior to or on the Closing Date.

          (d) The Stock Transfer Agreement executed and delivered by the parties thereto.

          (e) A certificate issued to each Shareholder for the number of Transfer Shares to be transferred to such Shareholder pursuant to the Stock Transfer Agreement.

          (f)The legal opinion of counsel to Parent required pursuant to Section
6.10 hereof.

                                    ARTICLE X

                           TERMINATION AND ABANDONMENT

          This Agreement may be terminated and the transaction provided for by this Agreement may be abandoned without liability on the part of any part to any other, at any time before the Closing Date, or on a post closing basis as provided previously herein:

          (a)      By mutual consent of Parent and the Company;

          (b) By Parent if any of the conditions provided for in Article VI of this Agreement have not been met and have not been waived in writing by Parent.

          (c) By the Company if any of the conditions provided for in Article VII of this Agreement have not been met and have not been waived in writing by the Company.

          In the event of termination and abandonment by any party as above provided in this Article, written notice shall forthwith be given to the other party, and each party shall pay its own expenses incident to preparation for the consummation of this Agreement and the transactions contemplated hereunder.

                                   ARTICLE XI

                                  MISCELLANEOUS

11.01 NOTICES. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given, if delivered by hand or mailed, certified or registered mail with postage prepaid:

          (a) If to the Company, to James B. LaPorte at 120 South Denton Tap Road, # 450 C 113, Copppell, Texas 75019, or to such other person and place as the Company shall furnish to Parent in writing; or

          (b) If to Parent, the Subsidiary or Kropf, to Nathan W. Drage at 4505 South Wasatch Blvd., Suite 330, Salt Lake City, Utah 84124, or to such other person and place as Parent shall furnish to Company in writing.

11.02 ANNOUNCEMENTS. Announcements concerning the transactions provided for in this Agreement by either the Company or Parent shall be subject to the approval of the other in all essential respects, except that the approval of the Company shall not be required as to any statements and other information which Parent may submit to its shareholders.

11.03 DEFAULT. Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney's fee, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder or by the statutes of the State of Texas, United States of America.

11.04 ASSIGNMENT. This Agreement may not be assigned in whole or in part by the parties hereto without the prior written consent of the other party or parties, which consent shall not be unreasonably withheld.

11.05 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

11.06 HOLIDAYS. If any obligation or act required to be performed hereunder shall fall due on a Saturday, Sunday or other day which is a legal holiday established by the State of Texas, such obligation or act may be performed on the next succeeding business day with the same effect as if it had been performed upon the day appointed.

11.07 COMPUTATION OF TIME. The time in which any obligation or act provided by this Agreement is to be performed is computed by excluding the first day and including the last, unless the last day is a holiday, in which event such day shall also be excluded.

11.08 GOVERNING LAW AND VENUE. This Agreement shall be governed by and interpreted pursuant to the laws of the State of Texas.

11.09 PARTIAL INVALIDITY. If any term, covenant, condition or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or application of such term or provision to persons or circumstances other than those as to which it is held to be invalid or unenforceable shall not be affected thereby and each term, covenant, condition or provision of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.

11.10 NO OTHER AGREEMENTS. This Agreement constitutes the entire Agreement between the parties and there are and will be no oral representations which will be binding upon any of the parties hereto.

11.11 RIGHTS ARE CUMULATIVE. The rights and remedies granted hereunder shall be in addition to and cumulative of any other rights or remedies provided under the laws of the State of Texas.

11.12 WAIVER. No delay or failure in the exercise of any power or right shall operate as a waiver thereof or as an acquiescence in default. No single or partial exercise of any power or right hereunder shall preclude any other or further exercise thereof or the exercise of any other power or right.

11.13 SURVIVAL OF COVENANTS, ETC. All covenants, representations, and warranties made herein to any parties or in any statement or document delivered to any party hereto, shall survive the making of this Agreement and shall remain in full force and effect until the obligations of such party hereunder have been fully satisfied.

11.14 FURTHER ACTION. The parties hereto agree to execute and deliver such additional documents and to take such other and further action as may be required to carry out fully the transaction(s) contemplated herein.

11.15 AMENDMENT. This Agreement or any provision hereof may not be changed, waived, terminated or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change, waiver, termination, or discharge is sought.

11.16 HEADINGS. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

11.17 COUNTERPARTS. This agreement may be executed in two or more partially or fully executed counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument.

11. 18 REVERSE SPLITS. No further reverse splits may be enacted by Triad Compressor, Inc. shareholders for a period of eighteen months from closing hereunder.

          IN  WITNESS  WHEREOF,   the  parties  hereto  executed  the  foregoing
Reorganization Agreement as of the day and year first above written.

                                                 PARENT:
                                                 SAKER ONE CORPORATION


                                                 BY:/S/ROBERT KROPF
                                                 Robert Kropf, President

Attest:__________________________

                                                 SUBSIDIARY:
                                                 TRIAD COMPRESSOR, INC.
                                                 (a Nevada Corporation)


                                                 BY: /S/ROBERT KROPF
                                                 Robert Kropf, President

Attest:___________________________

                                                 COMPANY:
                                                 TRIAD COMPRESSOR, INC.
                                                 (a Texas Corporation)



                                                 BY:/S/MICHAEL R. BLOOM
                                                 ----------------------
                                                 Michael R. Bloom, Director



Attest:

                                                 BY:/S/ROBERT KROPF
                                                 Robert Kropf Individually


                                                             SCHEDULE A


NAME OF                    NO. OF                    MERGER                     TRANSFER SHARES
COMPANY                    COMPANY                   SHARES TO BE               TO BE TRANSFERRED
SHAREHOLDER                SHARES                    ISSUED BY                  BY PARENT
                                                     PARENT                     SHAREHOLDERS
------------               -----------               ----------------           -----------------


                           13,788,297                11,549,105                 1,543,527


TOTAL:                     13,788,297                11,549,105                 1,543,527







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